                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            BERKSHIRE HATHAWAY INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              DELAWARE                                    04-2254452
-----------------------------------------   ------------------------------------
(STATE OF INCORPORATION OR ORGANIZATION)    (I.R.S. EMPLOYER IDENTIFICATION NO.)

  1440 KIEWIT PLAZA, OMAHA, NEBRASKA                         68131
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)




IF THIS FORM RELATES TO THE REGISTRATION                    IF THIS FORM RELATES TO THE REGISTRATION
OF A CLASS OF DEBT SECURITIES AND IS                        OF A CLASS OF DEBT SECURITIES AND IS TO
EFFECTIVE UPON FILING PURSUANT TO                           BECOME EFFECTIVE SIMULTANEOUSLY WITH THE
GENERAL INSTRUCTION A(C)(1) PLEASE CHECK                    EFFECTIVENESS OF A CONCURRENT REGISTRATION
THE FOLLOWING BOX.     [ ]                                  STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                            PURSUANT TO GENERAL INSTRUCTION A(C)(2) PLEASE
                                                            CHECK THE FOLLOWING BOX.          [ ]


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:


            TITLE OF EACH CLASS                                            NAME OF EACH EXCHANGE ON WHICH
            TO BE SO REGISTERED                                            EACH CLASS IS TO BE REGISTERED
            -------------------                                            ------------------------------
1.00% SENIOR EXCHANGEABLE NOTES DUE  DECEMBER 2, 2001                      NEW YORK STOCK EXCHANGE
-----------------------------------------------------                  ------------------------------------


-----------------------------------------------------                  ------------------------------------


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                                    (NONE)
--------------------------------------------------------------------------------
                                (TITLE OF CLASS)

--------------------------------------------------------------------------------
                                (TITLE OF CLASS)

ITEM 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The material set forth in the section captioned "Description of the Notes" in the Registrant's Post-Effective Amendment No. 2 to Form S-3 Registration Statement (Registration Statement No. 33-30570), filed with the Securities and Exchange Commission (the "Commission") on November 22, 1996, is incorporated herein by reference.

ITEM 2.    EXHIBITS.

         1. Indenture, dated as of December 1, 1987, between the Registrant and State Street Bank and Trust Company (as successor trustee to the First National Bank of Boston), Trustee (incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-3 (33-30570) of the Registrant, filed with the Commission on August 17, 1989).

         2. Form of First Supplemental Indenture to be entered into by the Registrant and State Street Bank and Trust Company, Trustee (incorporated herein by reference to Exhibit 4.2 to Post-Effective Amendment No. 2 to Registration Statement on Form S-3 (33-30570) of the Registrant, filed with the Commission on November 22,
             1996).

                                   SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                       BERKSHIRE HATHAWAY INC.


Date:  November 26, 1996               By     /s/ Marc D. Hamburg
       ---------------------------       ----------------------------------
                                                  Marc D. Hamburg
                                       Vice President and Chief Financial
                                       Officer